Encore Capital Group Investor Presentation November 2009 Leveraging Intellectual Capital Leveraging Intellectual Capital Exhibit 99.1

Encore Capital Group

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
This presentation contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995 (the “Reform Act”).  The words
“believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform
Act.  These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to these matters. Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  For a discussion of these factors, we refer you to the Company's reports filed with the
Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the
quarter ended September 30, 2009.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved.  For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.
FORWARD-LOOKING STATEMENTS

Encore Capital Group

INVESTMENT HIGHLIGHTS
• Increasing supply combined with decreasing demand is creating an opportunity for well capitalized companies
• Sophisticated analytics, differentiated servicing strategies and our high performing, low cost site in India enable us to generate superior returns in today’s challenging economic times
• Disciplined purchasing strategy allowed us to succeed over the past few years without entering the then dramatically overpriced “fresh”
portfolio market
• Demonstrated history of generating strong cash flows
• Strategically positioned to take advantage of significant near-term growth prospects

Encore Capital Group 3 AGENDA • Company snapshot and industry overview • Current environment and key operating metrics • Operational competitive advantages • Additional financial information

Encore Capital Group

ENCORE IS A LEADING PLAYER IN THE DEBT RECOVERY INDUSTRY
Distressed consumer debt
purchasing
(95% of revenue)
•Purchase and collection of
charged-off consumer
receivables (primarily credit
card)
•Robust business model
emphasizing consumer
intelligence and operational
specialization
•Invested ~$1.4B to acquire
receivables with a face value
of ~$45B
•Acquired >25MM consumer
accounts since inception
Bankruptcy servicing
(5% of revenue)
•Process secured consumer
bankruptcy accounts for
leading auto lenders and
other financial institutions
•Proprietary software
dedicated to bankruptcy
servicing
•Operational platform that
integrates lenders, trustees,
and consumers

Encore Capital Group

WE OPERATE IN FIVE DIFFERENT SITES ACROSS THE U.S. AND INDIA
San Diego,
CA
• Headquarters
• Call center
site
St Cloud,
MN
• Call center site
Arlington, TX
• Bankruptcy servicing
Phoenix, AZ
Delhi, India
Defaulted consumer debt purchasing
Bankruptcy servicing business
• Call center site
• Call center site

Encore Capital Group
OUR LONG-TERM FINANCIAL MODEL IS NOT BASED ON MONTHLY CASH
PAYMENTS AND GIVES THE CONSUMER TIME TO RECOVER

CONSUMER
Opens unsecured
credit line,
credit card or
consumer loan
Consumer either
cannot or will not
make payments
ISSUER
Delinquency cycle
(days 30-180)
Attempt
rehabilitation and
escalate
consequences
Consumer is
“charged-off”
by issuer on
day 181
Issuer offers to
sell unsecured,
charged-off
debt to Encore
ENCORE
Price portfolio using
industry-leading models
Based on consumer
behavior at the account level
Focused on willingness and
ability-to-pay
Create liquidation
strategy and set goals
Effort sloping through
empirical and statistical
modeling
Collect debt through the application of
unique collections platforms and unrivaled
collection professionals (84 month window)
Legal
Outsourcing
Call Centers
Direct Mail
Collection Agency
Outsourcing
Sales channel
No/Low effort

Encore Capital Group

AT THE PEAK OF THE COLLECTION CYCLE, WE WILL GENERATE
PAYMENTS FROM FEWER THAN 1% OF OUR ACCOUNTS PER MONTH
Portfolio Face Amount $15,000,000
Average Balance $3,000
Number of Accounts 5,000
Purchase Factor $0.05
Purchase Price $750,000
Projected Return (2.7x) $2,025,000
Only requires 20% payers, at a 67.5% settlement rate, to achieve expected returns over a seven year period.  This equates to:
–
Year 1: ~ 7.0% (350 consumers)
–
Year 2: ~ 5.5% (270 consumers)
–
Year 3: ~ 4.5% (220 consumers)
–
Year 4: ~ 2.0% (100 consumers)
–
Years 5+: ~1.0% (60 consumers)
ILLUSTRATIVE

Encore Capital Group
THE INDUSTRY HAS GONE THROUGH SEVERAL DISTINCT STAGES
OVER THE LAST 10 YEARS

0
50
100
150
200
250
300
0 1 2 3 4 5 6 7 8 9
Demand
Supply
•
Issuers are relatively naïve
about the value of consumer
debt
•
Modest demand for delinquent
consumer paper leads to low
prices
An emerging
market
2001 2003
•
Issuers improve their delinquent credit card
valuation methods
•
The number of buyers increases dramatically
as private equity enters and small players
borrow and invest heavily for growth
•
Buyers fall prey to the “winner’s curse” as
they price portfolios well outside reasonable
collection expectations
Overconfidence and
irrational pricing
2005 2007
•
As credit markets close,
buyers are unable to fund
new and existing contracts
•
Consumer charge-off rates at
all-time highs
Significant
opportunity
2009

Encore Capital Group

Several competitors are now
known to have overpaid for
portfolios and are in financial
distress or have exited the
industry
Between 2005 and 2007, we
remained disciplined and avoided
high priced portfolios that did not
meet internal hurdle rates
In late 2005, we
established call
center in India
We believe it is the only
successful late-stage
collections platform in India,
at 1/3 the cost of the U.S.
Legal collections
represented nearly 50%
of the $400 million in total
collections for 2008 with
improved net liquidation
We have maintained
our analytic leadership
position, and have
strengthened it, with
novel models and
technologies
Credit markets effectively
closed following Lehman
collapse in September 2008
Beginning in 2006, we
started accelerating
legal collections
In July 2008, we raised
$105 million of
additional capital
In 2008, we built
and implemented
industry’s first
known ability-to-
pay (Capability)
model
WE ARE WELL POSITIONED TODAY BECAUSE OF KEY STRATEGIC
DECISIONS MADE DURING THE PERIOD OF OVERCONFIDENCE AND
IRRATIONAL PRICING
rd

Encore Capital Group

* See Reconciliation of Adjusted EBITDA  to GAAP Net Income at the end of the presentation
2009 Q3 Actual 2008 Q3 Actual
Adjusted
Q3 YOY Growth
Variance
$125,710 $27,933
29%
$97,777
Collections
$80,386
$14,013
21%
$66,373
Revenue
$70,023
$22,773
48%
$47,250
Adjusted EBITDA*
$9,004
$5,976
197%
$3,028
Net Income
$77,734
$11,627
18%
$66,107
Purchases
$0.37 $0.24
185%
$0.13
EPS, FD
($000s, except EPS and ratios)
OUR THIRD QUARTER RESULTS REFLECT THE CONTINUED IMPACT OF
THESE DECISIONS

Encore Capital Group 11 AGENDA • Company snapshot and industry overview • Current environment and key operating metrics • Operational competitive advantages • Additional financial information

Encore Capital Group

•
Charge-offs are at 10.7% as of September 2009, near August 2009’s highest levels, with an expected peak of
12% in early 2010
•
The 19 largest domestic banks are expected to charge-off $82.4 billion of credit card debt by the end of 2010
•
Some analysts believe that unemployment above 10% could lead to higher charge-off rates and up to $200 billion in losses across the whole industry by 2010
•
At fresh purchase rates between $0.06 and $0.07 of face value, potential overall spend is $12 - $14 billion, while current demand is closer to $2 - $4 billion
Moody’s Credit Card Charge-off Index
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
WE ARE OPERATING IN A PERIOD OF UNPRECEDENTED SUPPLY

Encore Capital Group

Reduction in
demand for
delinquent
credit card
assets
Large purchasing mistakes force
key players to the sidelines (Asta)
Bigger players exiting the market
(Arrow, IDT), a trend we expect
will continue through 2010
Access to capital remains tight across
the industry; constraining purchasing
(CarVal - West, AACC, NCO)
Shutdown of the secondary market
puts pressure on resellers’ models,
leading to further buying restraint
AND AN EQUALLY DRAMATIC REDUCTION IN DEMAND

Encore Capital Group

4.25%
4.25%
4.50%
5.25%
9.75%
12.50%
12.55%
9.00%
6.50%
2001 2002 2003 2004 2005 2006 2007 2008 2009
Fresh credit card portfolio prices – a top 10 issuer
(% on a dollar of face)
EXAMPLE
THESE SUPPLY AND DEMAND DYNAMICS HAVE DRIVEN PRICING
TO 5-YEAR LOWS

Encore Capital Group
-2.0%
-1.5%
-1.0%
-0.5%
0.0%
0.5%
1.0%
1.5%
2.0%

40
60
80
100
120
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
THE GENERAL PERCEPTION IS THAT COLLECTIONS ARE PROBABLY
DECLINING ALONG WITH PRICES, DUE TO ECONOMIC CONDITIONS
High mortgage defaults Near all-time high unemployment rate
Low consumer sentiment
Volatile consumer price index
Source: Wall Street Journal, Loan Performance, University of Michigan, U.S. Bureau of Labor Statistics

Encore Capital Group

IN CONTRAST, OUR PERFORMANCE HAS GENERALLY REMAINED
CONSISTENT
Metric Recent trend
•
Payer rates
•
Slightly upward
•
Average payment size
•
Stable
•
Single vs. multi-payers
•
More payment plans
•
Broken payer rates
•
Mild improvement
•
Settlement rates
•
Steady

Encore Capital Group 17 MOST NOTABLY, OUR PAYER RATES ARE NOT DECLINING RELATIVE TO SEASONAL PATTERNS Overall payer rate for all active inventory (Percent)

Encore Capital Group

$47.9
$66.1
$52.5
$55.9
$82.0
$77.7
Q1 Q2 Q3
2008
Quarterly Purchases for 2008 and 2009
($ millions)
GIVEN OUR STRONG RETURNS, WE ARE ABLE TO PURCHASE
PORTFOLIOS AT AN INCREASING RATE
2009

Encore Capital Group 19 AGENDA • Company snapshot and industry overview • Current environment and key operating metrics • Operational competitive advantages • Additional financial information

Encore Capital Group

OUR STRONG PERFORMANCE IS THE RESULT OF OUR DIFFERENTIATED
OPERATING PLATFORM
Highly analytic and
sophisticated methods for
understanding and predicting
consumer payment behavior
First-mover, offshore collection
strategy that provides
significant cost advantages
Leading legal collection
platform with expanded
portfolio penetration and
improved liquidation
Exceptionally stable,
productive and tenured
call center professionals
Encore’s
unique
collection
strategy

Encore Capital Group

OUR ANALYTIC INSIGHT ALLOWS US TO MATCH OUR COLLECTION
TACTICS TO THE INDIVIDUAL CONSUMER’S PAYER BEHAVIOR
Willingness to pay
Is the debtor willing to resolve the debt on fair terms?
H
H
L
L
Minimal discounts and direct to
legal
Minimal discounts, collect
mainly through mail and
outbound calls
Minimal to no effort
Significant discounts, smaller payments and
longer payment plans through call center and
mail
Pre-legal collections
and litigation
collections
Moderate discounts, use of payment plans
and creative communications through call
center and mail

Encore Capital Group
Core competency in understanding the
payer behavior of distressed consumers
Account
sales
Monitoring
Legal
Outsourcing
Legal effort
model with
Capability
Call
Centers
Call effort
model with
Capability
Direct
Mail
Letter effort
model with
Capability
Collection
Agency
Outsourcing
Agency effort
model with
Capability
Collections operations
that optimize effort and
profitability
Cross-channel
coordination
and optimization
Consumer
behavior
research
Market data
and insight
Portfolio
valuation
Pre-purchase
model
Continuous feedback between
operations and valuation

OUR TEAM OF STATISTICIANS HAS BUILT MODELS THAT OPTIMIZE OUR
PURCHASING AND COLLECTION STRATEGIES

Encore Capital Group

WE HAVE SEVERAL OPERATIONAL MODELS THAT PREDICT CONSUMERS’
WILLINGNESS TO PAY
Encore Capital Group -Confidential
IN ADDITION, OUR CALL PRIORITIZATION MODEL SIGNIFICANTLY
ENHANCES OUR COLLECTION RESULTS
Encore dialer model score bands
$0.08
$0.10
$0.14
$0.17
$0.23
$0.55
$0.07
$0.05
$0.07
$0.11
$0.19
$0.42
1-150 151-300 301-500 501-800 801-1500 1500+
Random calling (2005)
Model-sloped calling (2007)
Average amount collected per call
($)
•
Average improvement: 50%
•
Enables allocation of effort based on unit
yield to optimize call center variable costs
25
Encore Capital Group - Confidential
ANOTHER EXAMPLE OF OUR INVESTMENT IN ANALYTICS IS OUR
PROPRIETARY MAIL RESPONSE MODEL
Collections per letter mailed
Random
mail
selection
Prioritization
using Encore
direct mail
effort sloping
model
$2.90
$5.60
= 93%
Mail
response
score
Number of
letters mailed
Measures of
credit quality
Geography
Amount owed
When is debt
being
collected?
($)

Encore Capital Group

OUR NEW LEGAL MODEL HAS RESULTED IN FEWER LAWSUITS BUT HAS
NOT REDUCED LEGAL COLLECTIONS
49.8
55.6
Q3 08 Q3 09
Legal collections and costs as a percentage of collections
51.0%
46.9%
$
$
($ millions)

Encore Capital Group

INNOVATION IN THE LEGAL CHANNEL IS IMPORTANT BECAUSE IT
CONTINUES TO BE OUR LARGEST SOURCE OF COLLECTIONS
Legal collections as a percentage of gross collections
20%
30%
48% 48%
2003 2005 2007 YTD 2009

Encore Capital Group

0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39
Month
WHICH IS THE RESULT OF OUR ABILITY TO IDENTIFY CONSUMERS WHO
DO NOT FIT THE TRADITIONAL LEGAL SELECTION MODEL
Cumulative liquidation for a specific type of “unwilling consumer”
Historical “unwilling consumers” accounts
performance
Lower credit quality performance
Higher credit quality performance
3.8%
23.5%
15.3%

Encore Capital Group 27 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 ANOTHER AREA OF FOCUS HAS BEEN OUR DEVELOPMENT OF A SUCCESSFUL LATE STAGE COLLECTION CALL CENTER IN INDIA Gross collections (India) ($ millions)

Encore Capital Group AND WE JUST MOVED INTO A NEW INDIA FACILITY, WHICH GIVES US THE ABILITY TO INCREASE HEADCOUNT TO OVER 1,100 COLLECTORS 28

Encore Capital Group $25 $26 $38 $45 2006 2007 2008 2009 YTD 29 DOMESTICALLY, OUR COLLECTOR OUTPUT HAS DRAMATICALLY INCREASED Average monthly collections per active domestic collector ($ thousands)

Encore Capital Group
16.8%
12.6%
Q3 08 Q3 09

THIS IMPROVED OUTPUT COMES AT A SIGNIFICANTLY LOWER COST
Collection sites direct cost per dollar collected
Note: This dramatic decrease cannot be seen in our overall results due to the costs associated with the growth of our Legal Outsourcing channel

Encore Capital Group
OUR INDUSTRY IS UNDER AN INCREASING AMOUNT OF SCRUTINY
WHICH, WHILE TIME CONSUMING, MAY INCREASE BARRIERS TO ENTRY

• Engaged in active lobbying efforts and working with trade organizations both to support a balanced agenda and to better inform legislators
• Attending hearings held by the FTC that focus on the use of the legal channel
Proposed legislation, mostly at the state level, aims to increase disclosure, limit statutes and expand licensing requirements
• In response, we are shifting purchasing to fresher paper
–
Longer periods of time before the statute expires
–
Linked directly with the issuer
Individual states are increasing requirements for pursuing litigation and obtaining default judgments
Increased attention from the FTC and State Attorneys General
• Extensive focus on compliance
–
Partnered with the Better Business Bureau (BBB) to review our practices
–
Maintain automated call monitoring software and quality assurance teams
–
Dedicated in-house team of lawyers and compliance specialists

Encore Capital Group 32 AGENDA • Company snapshot and industry overview • Current environment and key operating metrics • Operational competitive advantages • Additional financial information

Encore Capital Group 33 WE HAVE DEMONSTRATED A TRACK RECORD OF COLLECTION GROWTH Quarterly gross collections ($ millions) 125.7 59.9 83.9 75.8 85.6 97.8

Encore Capital Group

AND A SIGNIFICANT POSITIVE TREND IN OPERATING CASH FLOW
Adjusted EBITDA* by quarter
($ millions)
* See Reconciliation of Adjusted EBITDA  to GAAP Net Income at the end of the presentation
$70.0
$48.0
$42.4
$36.4
$51.9
$45.6
$46.1
$39.0
$43.5
$58.5
$53.0
$47.3
$49.3
$63.8
$64.7
Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q408 Q1 09 Q2 09 Q3 09

Encore Capital Group
Cumulative Collections through September 30, 2009
Year of
Purchase
Purchase
Price
<2003 2003 2004 2005 2006 2007 2008 2009 Total CCM
2003 195,661 $331,683 $126,730 $105,982 $74,843 $54,248 $24,055 $12,880 $6,507 $736,928 3.8
2003 88,505 59,038 86,958 69,932 55,131 26,653 13,897 6,375 317,984 3.6
2004 101,330 39,400 79,845 54,832 34,625 19,116 8,964 236,782 2.3
2005 192,591 66,491 129,809 109,078 67,346 34,259 406,983 2.1
2006 141,973 42,354 92,265 70,743 36,406 241,768 1.7
2007 204,318 68,048 145,272 89,091 302,411 1.5
2008 227,991 69,049 128,905 197,954 0.9
2009 215,015 52,523 52,523  0.2
Total $1,367,384 $331,683 $185,768 $232,340 $291,111 $336,374 $354,724 $398,303 $363,030 $2,493,333 1.8

THE BUSINESS MODEL LAYERS IN CONSISTENT MULTI-PERIOD
GROWTH
<

Encore Capital Group 36 $757 $892 $1,063 $1,188 Y/E 2006 Y/E 2007 Y/E 2008 Q3 2009 Estimated remaining gross collections ($ millions) THIS LEADS TO AN INCREASE IN OUR RESERVOIR OF FUTURE VALUE

Encore Capital Group

MOREOVER, WE BELIEVE OUR INITIAL FORECASTS ARE CONSERVATIVE
Cumulative collections (initial expectation vs. actual)
($ millions, Jan 01 – Sept 09)
$-
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
$2,500
Actual cash
collections
Original
projections

Encore Capital Group
WHILE THERE IS VARIABILITY AT THE POOL GROUP LEVEL, IN
AGGREGATE OUR FORECASTS ARE HIGHLY ACCURATE

Collections vs. forecast
80.0%
90.0%
100.0%
110.0%
120.0%
Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09
Forecast Variance
($ millions) 2007 2008 2009 YTD
Forecast $348.1 $401.1 $346.4
Actual $355.2 $398.6 $363.3
Variance 2% (1%) 5%

Encore Capital Group

($ millions)
Cash flow leverage ratio
Debt
Trailing 4-quarter adjusted EBITDA
Debt/Adj. EBITDA [Maximum 1.75x]
Minimum net worth
Total stockholders' equity
Minimum net worth
Excess room
Interest coverage ratio
Trailing 4-quarter EBIT
Trailing 4-quarter consolidated interest expense
EBIT/Interest expense [Minimum 2.0x]
2007
272.4
172.8
1.58
171.5
136.7
34.8
51.8
18.0
2.9
2008
311.3
211.1
1.47
195.9
146.2
49.7
47.2
15.6
3.0
*Not adjusted for APB 14-1, prior to 2009
*
*
*
Q3 09
324.4
250.3
1.30
231.9
158.5
73.3
57.3
16.4
3.5
WE ARE WELL WITHIN OUR FINANCIAL COVENANTS AND HAVE AMPLE
ROOM TO GROW THE BUSINESS

Encore Capital Group
AND WE ARE ACTIVELY WORKING ON THE REFINANCING OF OUR
CREDIT FACILITY, WHICH MATURES IN MAY 2010
•
With the recent improvement in the credit markets, we have been proactive in our renewal discussions

• Our goal is to expand the size of our facility above the current $335 million, in order to take advantage of significant opportunities in the purchasing market
•
We are confident that we will be able to refinance the facility prior to its maturity in May 2010, if not sooner
• We are also investigating additional sources of financing to provide the most flexibility for the company

Encore Capital Group

INVESTMENT HIGHLIGHTS
• Increasing supply combined with decreasing demand is creating opportunity for well capitalized companies
• Sophisticated analytics, differentiated servicing strategies and our high performing, low cost site in India enable us to generate superior returns in today’s challenging economic times
• Disciplined purchasing strategy allowed us to succeed over the past few years without entering the then dramatically overpriced “fresh”
portfolio market
• Demonstrated history of generating strong cash flows
• Strategically positioned to take advantage of significant near-term growth prospects

Encore Capital Group

Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In Thousands)
Three Months Ended
Note: The periods 3/31/06 through 12/31/08 have been adjusted to reflect the retrospective application of APB 14-1; with the filing of our Form10-Q on
7/30/09, adjustments were made to this table for net income, interest expense and provision for income taxes.
3/31/06 6/30/06 9/30/06 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09
GAAP net income, as reported 4,078 6,870 4,574 5,952 4,991 (1,515) 4,568 4,187 6,751 6,162 3,028 (2,095) 8,997 6,641 9,004
Interest expense 4,274 4,155 3,994 4,367 4,042 4,506 4,840 5,260 5,200 4,831 5,140 5,401 4,273 3,958 3,970
Contingent interest expense 4,687 4,235 3,824 5,774 3,235 888 - - - - - - - - -
Pay-off of future contingent interest - - - - - 11,733 - - - - - - - - -
Provision for income taxes 2,801 5,288 3,249 4,098 3,437 (1,031) 1,315 2,777 4,509 4,225 2,408 (1,442) 5,973 4,166 5,948
Depreciation and amortization 960 968 964 1,002 869 840 833 810 722 766 674 652 623 620 652
Amount applied to principal on receivable portfolios 29,867 19,398 18,340 29,421 28,259 29,452 26,114 29,498 40,212 35,785 35,140 46,364 42,851 48,303 49,188
Stock-based compensation expense 1,381 1,464 1,490 1,334 801 1,204 1,281 1,001 1,094 1,228 860 382 1,080 994 1,261
Adjusted EBITDA 48,048 42,378 36,435 51,948 45,634 46,077 38,951 43,533 58,488 52,997 47,250 49,262 63,797 64,682 70,023